Segment information	12 Months Ended
Dec. 31, 2025
Disclosure of operating segments [abstract]
Segment information	Segment information
The Group has two reportable segments: Premium and Ad-Supported. Revenue for the Premium segment is generated primarily through subscription fees. Revenue for the Ad-Supported segment is generated primarily through the sale of advertising across the Group’s music and podcast content. Royalty costs are primarily recorded in each segment based on specific rates for each segment agreed to with rights holders. All podcast content costs were recorded in the Ad-Supported segment prior to 2025. Beginning in 2025, as part of the Spotify Partner Program initiative, an enhanced video podcast experience was launched for subscribers to our Premium Service. Podcast content costs attributable to this new experience for subscribers to our Premium Service are recorded in the Premium segment. The costs of providing audiobook content as part of a subscription are recorded in the Premium segment. The remaining costs that are not specifically associated with either of the segments are allocated based on user activity or the revenue recognized in each segment. No operating segments have been aggregated to form the reportable segments.
Key financial performance measures of the segments including revenue, cost of revenue, and gross profit are as follows:

	2025	2024	2023
	(in € millions)
Premium
Revenue	15,350	13,819	11,566
Cost of revenue	10,184	9,324	8,231
Gross profit	5,166	4,495	3,335
Ad-Supported
Revenue	1,836	1,854	1,681
Cost of revenue	1,506	1,625	1,619
Gross profit	330	229	62
Consolidated
Revenue	17,186	15,673	13,247
Cost of revenue	11,690	10,949	9,850
Gross profit	5,496	4,724	3,397
Reconciliation of segment gross profit
Operating expenses, finance income, and finance costs are not allocated to individual segments as these are managed on an overall Group basis. The reconciliation between reportable segment gross profit to the Group’s income/(loss) before tax is as follows:

	2025	2024	2023
	(in € millions)
Segment gross profit	5,496	4,724	3,397
Research and development	(1,393)	(1,486)	(1,725)
Sales and marketing	(1,426)	(1,392)	(1,533)
General and administrative	(479)	(481)	(585)
Finance income	292	328	161
Finance costs	(266)	(352)	(220)
Income/(loss) before tax	2,224	1,341	(505)
For the twelve months ended December 31, 2024, charges of €14 million related to impairment of real estate assets were included within cost of revenue in the Ad-Supported segment. For the twelve months ended December 31, 2023, charges of €29 million related to the write-off of content assets, €12 million of employee severance costs, €8 million of contract terminations and other related costs, and €6 million of real estate impairment charges were included within cost of revenue in the Ad-Supported segment. There were no similar material charges included within cost of revenue in the Ad-supported segment during the year ended December 31, 2025. See Note 10, Note 15 and Note 5 for additional information.
Revenue by country

	2025	2024	2023
	(in € millions)
United States	6,470	6,136	5,225
Luxembourg	13	10	9
Other countries	10,703	9,527	8,013
Total	17,186	15,673	13,247
Premium revenue is attributed to a country based on where the membership originates. Ad-Supported revenue is attributed to a country based on where the advertising campaign is delivered. There are no countries that individually make up 10% or more of total revenue included in “Other countries.”
Non-current assets by country
Non-current assets for this purpose consist of property and equipment and lease right-of-use assets.

	2025	2024	2023
	(in € millions)
Sweden	102	67	84
United States	226	270	387
Other countries	94	77	76
Total	422	414	547
As of December 31, 2025, 2024, and 2023, the Group held no property and equipment in Luxembourg.